Exhibit 32
Certification Pursuant to
18 U.S.C. Section 1350
In connection with the Quarterly Report of AECOM (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Troy Rudd, Chief Executive Officer of the Company, and Gaurav Kapoor, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ TROY RUDD
Troy Rudd
Chief Executive Officer
August 11, 2026

/S/ GAURAV KAPOOR
Gaurav Kapoor
Chief Financial Officer
August 11, 2026